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                                                                Exhibit 10.6

                         AGREEMENT TO GUARANTEE LOANS


THIS AGREEMENT is entered into as of the 11th day of July, 1997, by and between UNITED STUDENT AID FUNDS, INC., a private, nonprofit corporation organized under the General Corporation Law of the State of Delaware ("USA Funds") and First Bank National Association as Trustee for Education Loans, Inc. ("Lender").

                                  WITNESSETH:

WHEREAS, USA Funds, a nonprofit corporation with objectives and purposes which are exclusively educational and charitable, has entered into agreements with the U.S. Secretary of Education pursuant to the Act; and

WHEREAS, the Lender is desirous of lending money to encourage education through the Loan Program of USA Funds in the manner described in this Agreement; and

WHEREAS, the Lender has full legal power and authority to contract for the performance of such guarantee services, qualifies as an "eligible lender" under the Act and is prepared to engage in the transactions contemplated by this Agreement; and

WHEREAS, USA Funds is desirous of making its Loan Program and related services available to the Lender, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the initial loan which the Lender makes, causes to be made or acquires, and in further consideration of the foregoing premises and the mutual covenants contained in this Agreement, and of other good and valuable consideration, the receipt of which is hereby acknowledged, USA Funds and the Lender agree as follows:

ARTICLE I  DEFINITIONS

As used herein, the following words have the meanings respectively indicated:

"Act" means Title IV of the Higher Education Act of 1965 (20 U.S.C. (S) 1071 et seq.) as amended and in effect from time to time, or any successor enactment thereto, and the effective regulations promulgated thereunder and any binding directives issued by the U.S. Department of Education.

"Agreement" means this Agreement to Guarantee Loans between USA Funds and the Lender.

"Borrower" means an individual who is the maker of a Note and who obtains a Loan from the Lender in accordance with the Act and the Loan Program.

"Default" means with respect to any Note, the occurrence of any event that constitutes a default under the terms of the Act.

"Educational Institution" means any institution of postsecondary education that is an "eligible institution" under the Act and is eligible under the Loan Program.

"Federal Reinsurance" means the obligation assumed by the Federal government as set forth in the Act and contracts between USA Funds and the U.S. Department of Education.

"Guarantee" means a commitment by USA Funds to pay the Lender a percentage of the unpaid principal balance plus accrued unpaid interest of a Loan upon submission by the Lender of a valid claim and supporting documentation in accordance with the Act, the Loan Program, and the Policies.

"Guarantee Fee" means a charge based upon the principal Loan amount, which charge is collected from the Lender by USA Funds. The Lender may cause this charge to be passed on to the Borrower.

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"Guarantee Reserve" means an account maintained by USA Funds for the Guarantee of Loans and payment of claims in accordance with the terms of this Agreement.

"Limitation" means an action taken by USA Funds that restricts the Lender's participation in the Loan Program.

"Loan" means a disbursement(s) of money, contingent upon an agreement to repay, made by the Lender pursuant to the Act, the Loan Program, and the Policies.

"Loan Application" means the application for a Loan on a form approved by the U.S. Department of Education and USA Funds, which form must be executed by an applicant, certified by an Educational Institution, and accepted by a Lender in accordance with the Policies.

"Loan Program" means the procedures and policies for implementing and maintaining a Loan Guarantee under the provisions of the Act, Policies, applicable law, and regulations, and as otherwise agreed to by and between the Lender and USA Funds.

"Note" means a promissory note of a Borrower for a Loan set forth upon the appropriate form approved by USA Funds, which note meets the criteria set forth by the Policies and the Act.

"Policies" mean the policies adopted and issued by USA Funds describing the administration of the Loan Program, including any subsequently issued written notices.

"Special Allowance" means those sums which are payable by the U.S. Department of Education to the Lender under the Act.

"Student" means an "eligible student" as described in the Act.

"Suspension" means the temporary ineligibility of the Lender from participation in the Loan Program.

"Termination" means the removal of the Lender from participation in the Loan Program.

ARTICLE II  PROGRAM ADMINISTRATION

A. By this Agreement USA Funds and the Lender hereby agree to participate in the Loan Program as follows:

1. The Lender agrees to make Loans or cause Loans to be made to eligible Borrowers pursuant to the terms of the Loan Program;

2. USA Funds agrees to Guarantee Loans originated and maintained in accordance with the terms of the Loan Program; and

3. USA Funds agrees to provide certain administrative services in connection with each Loan Guarantee as required by the Loan Program and the Act.

B. Loans may be originated only on behalf of Students attending Educational Institutions.

C. Administrative services that USA Funds shall provide for the Lender under the Loan Program in accordance with this Agreement and the Policies are as follows:

1. Processing Loan Applications to determine if such Loan Applications are eligible for Guarantee;

2. Recording Borrower status from time to time as reported by the Lender and Educational institutions;

3. Providing certain management and information reports for the Lender and Educational Institutions; and

4. Providing preclaims assistance and claims processing for delinquent and defaulted Loans.

D. The Lender agrees that, in respect of all Loans made or acquired by it under the Loan Program of USA Funds and all Notes held or acquired by the Lender from time to time, it will:

1.   Comply with the Act;

2. Cause reasonable care and diligence to be exercised in the making, servicing and collection of Loans, as prescribed in the Policies;

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3.   Use the Loan Application, Note and such other forms developed or otherwise approved by USA Funds;

4. Cause a Guarantee Fee to be paid to USA Funds in accordance with the requirements of the Loan Program and Article IV of this Agreement:

5. Comply with all procedures, policies and conditions on its part to be performed as set forth in this Agreement and the Policies; except when the provisions of this Agreement or the Policies are inconsistent with the Act as a result of changes to the Act, in which case the Act is controlling;

6. Comply with all Federal and state laws and regulations applicable to the Loan Program, including but not limited to applicable portions of the Federal Consumer Credit Protection Act and the Equal Credit Opportunity Act; and

7. Provide promptly to USA Funds such information and reports as may from time to time be reasonably requested by USA Funds.

E. The Lender shall cause all Loan disbursements to be made by check or draft requiring the personal endorsement of the Borrower or by electronic funds transfer. Except as expressly provided in the Act, the Lender will not accept authorization of anyone, even by power of attorney, to endorse a check or draft on behalf of the Borrower. The Lender shall cause the Loan to be disbursed jointly to the Borrower and the Educational Institution if so required by the terms of the Loan Program.

F. USA Funds will in accordance with the Act continue its Guarantee of a Loan if an extension of the maturity date is required as a result of the Borrower's eligibility under the Act for a deferment or forbearance; provided, however, that such continuance of USA Funds' Guarantee of a Loan shall be only for so long as an extension of the maturity date is in accordance with the Act and the Loan Program.

G. The Lender will pursuant to the direction of USA Funds repay or cause the repayment of any Special Allowance received by the Lender under the Act to which the Lender is not rightfully entitled.

H. Subject to the prior written approval of the Lender, which approval shall not be unreasonably withheld, USA Funds may transfer the Guarantee of Loans to any other guarantor which has given to USA Funds its prior written approval of such transfer.

I. By this Agreement, USA Funds and the Lender agree that upon the filing of a claim by the Lender, such claim will be processed in the following manner:

1. In the event of a Default in respect of a Loan, the Lender will follow (or cause to be followed) the procedure set forth in the Policies. USA Funds does not guarantee payment by the Borrower of any delinquency charges imposed for late payments and will not accept a Default claim based solely on non-payment of such charges. Upon receipt by USA Funds from the Lender (or servicer) of a Default notice together with the Note (assigned to USA Funds), the Loan Application, and evidence satisfactory to USA Funds that the Loan evidenced by such Note was originated and serviced, and collection efforts were made, in accordance with applicable laws and regulations and with the Policies, USA Funds will pay to the Lender the amount of the unpaid balance of principal and interest due on such Note under the terms of the Act and the Policies (other than any portion of such interest payable by the U.S. Department of Education under the Act), provided the Lender has complied in all material respects with the requirements of the Loan Program, this Agreement, and the Policies in respect of such Note. USA Funds will thereupon succeed to all the rights of the Lender under such Note. No claim submitted to USA Funds by the Lender with respect to a Loan that has been Guaranteed will be paid by USA Funds unless USA Funds has received from the Lender (or Servicer) the appropriate documentation.

2. Upon bankruptcy, death, or permanent and total disability, as defined in the Act, of the Borrower USA Funds will pay to the Lender the amount of the unpaid balance of principal and interest due on such Loan under the terms of the Act and the Policies (other than any portion of such interest payable by the U.S. Department of Education under the Act), provided the Lender has complied in all material respects with the requirements of the Loan Program, this

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Agreement and the Policies in respect of such Loan.

J. Nothing contained in this Agreement shall obligate the Lender to make, certify, cause to certify or acquire any particular Loan or number of Loans under this Loan Program.

K. The Lender will permit the U.S. Secretary of Education or USA Funds or both to examine during normal business hours all Loan records and files, upon reasonable notice and at reasonable intervals, for the purpose of verifying the accuracy of information provided by the Lender under the Act and in order to conduct an audit and compliance review.

L. If USA Funds determines that the Lender has violated the terms of this Agreement or the Loan Program, USA Funds shall take such action as is necessary to protect its interests. This action may include but not be limited to implementation of the Limitation, Suspension, or Termination procedures set out in the Policies.

ARTICLE III  REPRESENTATIONS, WARRANTIES AND COVENANTS BY THE LENDER

The Lender represents and warrants to, and covenants with, USA Funds that:

A. The Lender is a duly authorized "eligible lender" under the Act in every state in which it is originating Loans under the Act as well as the state in which it is organized and incorporated and has authorized the execution and delivery of this Agreement.

B. The Lender is and will continue to qualify at all times during the term of this Agreement as an "eligible lender" under the Act.

C. The Lender will, at all times, conform its actions, policies and procedures to the Act, this Agreement and all applicable Federal and state laws and regulations.

                ARTICLE IV  GUARANTEE FEE AND GUARANTEE RESERVE

A. As partial payment for the administrative services provided by USA Funds for the Lender and in order for USA Funds to maintain a Guarantee Reserve sufficient to Guarantee Loans in accordance with this Agreement USA Funds will charge to the Lender and the Lender may charge each Borrower a Guarantee Fee which fee shall not exceed the amount allowable under the Loan Program.

B. The Lender shall be billed monthly by USA Funds with an itemized statement listing each Loan Application Guaranteed and the Guarantee Fee. USA Funds will automatically place the Lender on the Guarantee Fee billing system. The Lender must pay any Guarantee Fee due within thirty (30) days of billing. The Lender will be charged interest at the rate of one percent (1 %) per month, twelve percent (12%) per annum, for past due Guarantee Fee bills. If the Guarantee Fee for a Loan is not paid within one hundred twenty (120) calendar days the Guarantee on that Loan will be canceled.

C. So long as the Lender is current in its payment of Guarantee Fee billings, USA Funds will Guarantee each new Loan made to a Borrower by the Lender pursuant to this Agreement; provided, however, that USA Funds shall not be obligated to Guarantee any such Loan if:

1. Such Guarantee would cause the aggregate amount of unpaid principal and interest of all Notes to exceed the Guarantee capacity of USA Funds for the Loan Program or the Educational Institution allocation for which the Guarantee is to be issued, or

2. USA Funds in its sole discretion determines that the procedures and requirements of the Act and other applicable law and regulations, this Agreement, or the Policies have not been complied with in respect to such Loan.

D. The Guarantee Reserve of USA Funds will be held, maintained, and invested solely in accordance with the prevailing standards of prudent management in the disposition of funds required of fiduciaries by Title 12, Section 3302 of the Delaware Code of 1953, as amended. By execution hereof, Lender consents to the management of said funds pursuant to the investment policies and procedures adopted by USA Funds from time to time.

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ARTICLE V  TERMINATION

Except with respect to Loans that have been Guaranteed by USA Funds and continue to be outstanding under this Agreement, this Agreement may be terminated by either party with or without cause upon not less than ninety (90) calendar days written notice to the other party. Such termination will not affect any Notes that are outstanding or duties arising prior to the effective date of the termination.

ARTICLE VI  LIMITATION OF LIABILITY AND INDEMNIFICATION

A. If the Lender violates or fails to comply with any applicable law or governmental regulations in respect of a Loan or participation in the Loan Program, then the Lender agrees to assume liability for, and does hereby indemnify, protect, and keep harmless USA Funds, its successors and assigns, from and against, any and all liabilities, losses, and claims, imposed on, incurred by, or asserted against USA Funds, relating to or arising out of such violation or failure by the Lender to comply, regardless of whether USA Funds purchased such Loan from the Lender.

B. The liability of USA Funds under this Agreement shall be limited to payment of the Guarantee under Paragraph I of Article II of this Agreement and this shall constitute its sole liability under this Agreement. USA Funds shall not be liable for any indirect, incidental or consequential damages [including but not limited to lost profits, lost revenue, or failure to realize expected savings} regardless of the form of the action and whether such damages are foreseeable.

ARTICLE VII  MISCELLANEOUS

A. Assignment/Subcontract. This Agreement will inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns; provided, however, that:

1. This Agreement may not be assigned in whole or in part by USA Funds without the prior express written consent of Lender, which consent will not be unreasonably withheld; provided, however, that USA Funds shall have the right without the consent of Lender to assign its rights and obligations hereunder to any affiliate or any transferee of all or substantially all of the assets of USA Funds, which contracts with the U.S. Department of Education (or its successors) under the Act, or to subcontract its obligations to any person.

2. Lender shall not assign any rights or obligations under the Agreement in whole or in part without the prior express written consent of USA Funds, which consent will not be unreasonably withheld; provided, however, that Lender shall have the right without the consent of USA Funds to assign its rights and obligations hereunder to any affiliate or any transferee of all or substantially all of the assets of Lender, or to subcontract is obligations to any person.

B. Amendment. Except as otherwise provided in this Agreement, this Agreement may not be varied by oral agreement, but only as agreed to in writing by all parties.

C. Waiver of Rights. No failure by any party to exercise, or any delay in exercising, and no course of dealing with respect to any right of such party or any obligation of any other party under this Agreement will operate as a waiver, unless, and only to the extent, agreed to in writing by all parties. Any single or partial exercise by any party of its rights shall not preclude such party from any other or further exercise of such right or the exercise of any other right. Any single or partial waiver by any party of any obligation of any other party under this Agreement will constitute a waiver of such obligation only as specified in such waiver and will not constitute a waiver of any other obligation.

D. Cumulative Remedies. Except as otherwise provided in this Agreement, no remedy by the terms of this Agreement conferred upon or reserved to a party is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity or by statute on or after the date of this Agreement including, without limitation, the right to such equitable relief by way of injunction to prevent the breach

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or threatened breach of any of the provisions of this Agreement or to enforce the performance.

E. Severability. Any provision of this Agreement that is held to be prohibited, unenforceable, or not authorized by any court of competent jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability, or non-authorization without invalidating the remaining provisions or affecting the validity, enforceability, or legality of such provision in any other jurisdiction.

F. Governing Law; Venue; Entire Agreement. Except to the extent that this Agreement may be governed by Federal law, this Agreement is governed by, interpreted, construed and enforced in accordance with the laws of the State of Indiana, without reference to its principles of conflict of laws. A lawsuit under this Agreement shall only be brought in a court of competent jurisdiction located within the State of Indiana.

This Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, written or oral, not incorporated herein, with respect to the subject matter of this Agreement. All prior writings, correspondence, memoranda, agreements, representations, statements, warranties, covenants, negotiations, and undertakings, express or implied, of any kind or character whatsoever with respect to the subject matter of this Agreement are superseded.

G. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed to have been given if sent by first class mail, overnight carrier, facsimile, or personal delivery, addressed (i) if to USA Funds, to the attention of General Counsel, Legal Division, at 30 South Meridian Street, Indianapolis, Indiana 46204, (ii) if to the Lender, at the address indicated in this Agreement, or (iii) at such other address as the party to be notified has designated upon reasonable notice. Notices made pursuant to this paragraph by facsimile, overnight carrier, or personal delivery will be deemed to be effective upon receipt. Notices made pursuant to this paragraph by first class mail will be deemed to be effective no later than the fifth business day following the mailing of such notice.

H. Confidential/Proprietary Materials. The terms and conditions of this Agreement shall be considered confidential. All materials, procedures, written instruments, files, and records developed by either party specifically pursuant to this Agreement are and shall be treated as proprietary in nature. Each party to this Agreement has developed or may develop materials, procedures, written instruments, files, or records which may be similar to those involved in this Agreement. Neither party to this Agreement shall have or acquire any proprietary or any other right whatsoever in any such materials, procedures, written instruments, files, or records developed by the other party. Neither party to this Agreement may benefit from, deal in, sell, license, publish, use, or otherwise exploit for any purpose those materials, procedures, written instruments, files, or records developed by the other party except as expressly provided in this Agreement. This Agreement shall not in any way restrict the right of each party, for its own exclusive benefit, to deal in, sell, license, publish, use, or otherwise exploit for all purposes those materials, procedures, written instruments, files, or records developed by it.

1. No Recourse. No recourse under or upon this Agreement or any claim based thereon shall be had against any incorporator, member, officer, employee, or trustee, as such, past, present, or future, of a party or of any successor organizations, either directly or through a party or any successor organizations. This Agreement is solely a corporate obligation and no personal liability against any incorporator, member, officer, employee, or trustee, past, present, or future of the parties shall attach through a party or any successor corporations, because of this Agreement.

J. Execution. This Agreement will not be binding on either party until it has been executed and delivered by both parties. Delivery may be by facsimile.
This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together constitute one and the same instrument.

K. Interpretation/Construction. In this Agreement unless the context otherwise requires:

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Any headings preceding the texts of the several articles and sections of this
Agreement, and any table of contents or marginal notes appending to copies, shall be solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

The parties agree that each party and its counsel reviewed this Agreement and that this Agreement shall be construed as a whole according to its fair meaning and not strictly for or against a party.

L. Authority. The parties represent that the undersigned are duly authorized representatives of the parties.

M. Independent Parties. The parties agree that no legal relationship of any kind exists as a result of this Agreement, other than the covenants expressly contained herein. This Agreement shall not constitute, create, give effect to or otherwise imply a joint venture, partnership or business organization of any kind. The parties to this Agreement are independent parties and the personnel of one party shall not be deemed the personnel of the other. Nothing in this Agreement shall grant to either party any right to make commitments of any kind or to create any obligation for or on behalf of the other without the prior written consent of the other party, except to the extent stated herein.

N. Force Majeure. If a party is delayed from completing performance of any or all of its obligations under this Agreement by an act of God or any other occurrence beyond its reasonable control, then performance shall be excused for as long as it is reasonably necessary to complete performance.

O. Litigation Costs and Attorney Fees. If any action, at law or equity, including an action for declaratory relief, is brought to enforce or interpret this Agreement, then the prevailing party shall be entitled to recover its reasonable costs, expenses, and attorney fees from the other party, in addition to any other relief that may be awarded.

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IN WITNESS WHEREOF, United Student Aid Funds, Inc. and the Lender have each caused this Agreement to Guarantee Loans to be executed by their respective authorized officers and to take effect on the date first above written.

First Bank National Association            UNITED STUDENT AID FUNDS, INC.
as Trustee for Education Loans, Inc.
---------------------------------------
Lender


By:  /s/ Beth Dinndorf                     By: /x/ Lynn Ross
    -----------------------------------        ---------------------------------
Authorized Signature                       Authorized Signature

Beth A. Dinndorf, Senior Vice President    Lynn Ross, Senior Vice President
---------------------------------------    -------------------------------------
Printed Name, Title                        Printed Name, Title           7/17/97

First Bank Place, 601 2nd Ave. South
---------------------------------------
Address

Minneapolis, MN  55402
---------------------------------------
City, State, Zip

41-0256895
---------------------------------------
Federal Identification Number

833405
---------------------------------------
ED Lender Code Number


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